CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of inVentiv Health, Inc. (“the Company”) on Form 10-Q for the period ended June 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David S. Bassin, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and to the best of my knowledge and belief, that:

(1)  The Report fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 (16 U.S.C. 78m or 78o(d)); and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 7, 2009                                                                                                                                                       By:/s/ DAVID S. BASSIN
                                                                                                                                                                                  David S. Bassin
                                                                                                                                                                                  Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to inVentiv Health, Inc. and will be retained by inVentiv Health, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.